                               JOHN HANCOCK FUNDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    REGIONAL
                                      BANK
                                      FUND

                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                             William A. Barron, III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee


                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer


                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111


                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116


                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603


                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603


                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109


                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                           Boston, Massachusetts 02110


                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]


Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

       On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

       We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,


/s/ Edward J. Boudreau, Jr.
---------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

               BY JAMES K. SCHMIDT, CFA, SENIOR VICE PRESIDENT AND
                                PORTFOLIO MANAGER

                                  JOHN HANCOCK
                               REGIONAL BANK FUND

         Bank stocks outperform in a strong market; merger mania abounds and earnings fundamentals remain healthy

After suffering through a difficult 1994, stock and bond investors have been treated royally in 1995. With inflation low and the economy growing at a more moderate, but controlled pace, interest rates have fallen. The stock market has taken off and hasn't looked back, reaching record highs this year. From the start of the year through October, the Standard & Poor's 500-Stock Index was up 29% and the 30-year Treasury bond had returned 27%.

[A 2 1/4" x 3 1/4" photo of James K. Schmidt at bottom right. Caption reads:
"James K. Schmidt, Portfolio Manager."]

       As a group, bank and thrift stocks have been among the leaders of the rally. After a deeper sell-off in late 1994, financial stocks rebounded with a vengeance and have outperformed the overall market so far in 1995. John Hancock Regional Bank Fund participated in the rally to an even greater degree than its peers during the period. For the year ended October 31, 1995, the Fund's Class A and B shares had respective total returns at net asset value of 31.00% and 30.11%. In comparison, the average financial services fund returned 26.12%, according to Lipper Analytical Services.(1)

       The unprecedented level of bank merger activity has been the driving force behind the bank and thrift rally this year. Banks also produced record earnings in 1995 and their fundamentals remain positive. The banking industry is as healthy today as it has been in the last 30 years, as reflected in banks' loan quality, capital levels and earnings capacity. As interest rates eased earlier in 1995 and the pace of mergers accelerated, investors came to realize that these

                                   [CAPTION]

"...BANK AND THRIFT STOCKS HAVE BEEN AMONG THE LEADERS OF THE RALLY."

                    John Hancock Funds - Regional Bank Fund

solid earnings and takeover prospects could be purchased cheaply, driving up the stocks from their late-1994 lows.

MERGER MANIA

In the first ten months of 1995, a record 24 of the Fund's holdings announced their intent to merge with another institution. Included in this group are some blockbuster deals, such as Fleet-Shawmut; Chase Manhattan-Chemical; First Union-First Fidelity and First Chicago-NBD, where the acquired bank had over $30 billion in assets. This is noteworthy because there have been few deals of this size in the past and none at all last year. In addition, the Fund's largest holding, First Interstate Bancorp, saw its stock price leap as it became the target of a bidding war between a hostile suitor, Wells Fargo, and a "white knight," First Bank Systems. The fight for First Interstate, which is still raging as we go to press, could be precedent setting because hostile takeovers have been very unusual in the banking industry. A victory by Wells Fargo (we are pulling for them) could intensify the consolidation activity that is already prevalent.

   The astounding size of this year's crop of mergers is due to the introduction of national interstate banking, which went in to effect in September as the result of an act of Congress last year. These mergers have tremendous significance to what the banking industry will look like in the future. Each deal that creates a new, larger bank increases the pressure on competitors to make acquisitions to achieve similar size. When Fleet and Shawmut announced their merger in February creating an $82 billion banking institution, analysts thought it would make them a major player among the nation's top banks for years to come. But only eight months later, the "new" Fleet was dwarfed by banks created in other mega-mergers, such as the "new" Chase that will have over $400 billion in assets. It now seems that $100 billion in assets or more is needed to assure survival as an independent entity. Bank managements often consider size an important indicator of competitiveness, because it determines the ability of a bank to realize economies of scale in technological investments and sophistication of products. We also believe there's a human element connected to the move to increase assets, and it usually has to do with chief executives' drive to attain greater prestige, power and wealth. Right or wrong, all of these factors are highly correlated with asset size.

   The merger activity we foresee over the next decade is important to us for two reasons. First, it will allow us to earn takeover premiums as stocks we own are acquired. Second, and more subtly, mergers are removing overcapacity from the industry and allowing everyone left to make more money. As banks merge, bankers are laid off, branches are closed and the number of banks shrinks. There were about 14,000 commercial banks in the United States when we started the Fund in 1985. There are roughly 10,000 now and

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Coast Savings Financial followed by an up arrow and the phrase "Tremendous potential windfall from goodwill lawsuit is possible." The second listing is US Bancorp followed by an up arrow and the phrase "Dominant Northwest franchise sees rebound after market initially questioned West One purchase." The third listing is Fidelity Federal followed by a down arrow and the phrase "Weak California real estate market continues to frustrate turnaround efforts." Footnote below reads: See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
"THE BANKING INDUSTRY IS AS HEALTHY TODAY AS IT HAS BEEN IN THE LAST 30 YEARS."

                    John Hancock Funds - Regional Bank Fund

we think there will be about 4,000 by the year 2010. Removing banks from the scene through mergers helps solve the problem of too many banks chasing too little business.

   Our basic investment concept in the Fund is to own banks that represent good value on a stand-alone basis and to regard potential acquisition as "icing on the cake." We pay little attention to takeover rumors and approach every stock as if we may own it for many years. Nevertheless, we expect many of the nearly 300 banks we own today to disappear through merger as the consolidation process plays out.

INDUSTRY REPORT CARD

Even after a record-breaking 1995, banks appear poised for another good year because the industry's fundamentals remain so healthy. The economic outlook through 1996 calls for slow growth, low inflation and a flat-to-declining interest-rate environment -- nirvana for bank stocks. Banks don't make enough on loans when the economy "booms" to make up for what they lose when it "busts." As bank investors, we would like to see consistent, slow, plodding growth forever. That is what we have been getting lately. Even though a recent uptick in consumer credit delinquencies and losses has caused some nervousness, these trends are manageable and are to be expected. In 1996, we expect banks to generate more interest revenues from higher loan volumes and stable rates, while expenses will go down with tighter controls and lower FDIC insurance premiums. That should more than offset a moderate increase in loan loss provisions from the unsustainably low level we have witnessed this year.

       Next year, we expect the average regional bank to report a 10% increase in earnings-per-share over 1995. Despite 1995's bank stock rally, the stocks still remain inexpensive. The stocks in the Fund trade at a median of 10.5 times estimated 1996 earnings versus 16 times for the broad market, as measured by the S&P 500 index. This discount to market is slightly greater than the 30-year average and we think unwarranted based on our earnings outlook.

   On the regulatory front, the FDIC deposit premiums were recently reduced for most banks (mainly commercial banks) insured by the Bank Insurance Fund (BIF), from 23 cents per $100 in deposits to 4 cents. The cut was the second stage of a plan that succeeded in


--------------------------------------------------------------------------------

(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 31.00% total return for the John Hancock Regional Bank Fund, Class A. The second represents the 30.11% total return for John Hancock Regional Bank Fund, Class B. The third represents the 26.12% total return for the average financial services fund. A footnote below reads: "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services. (1) See page 8 for historical performance information.]

                                   [CAPTION]

"...24 OF THE FUND'S HOLDINGS HAVE ANNOUNCED THEIR INTENT TO MERGE WITH
                             ANOTHER INSTITUTION."

                    John Hancock Funds - Regional Bank Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) First Interstate Bancorp. 3.0% 2) Midlantic Corp. 1.9% 3) Shawmut National Corp. 1.7% 4) Greenpoint Financial Corp. 1.6% 5) First Tennessee National Corp. 1.5%. A footnote below reads "As a percentage of net assets on October 31, 1995."]

recapitalizing the BIF. The savings would boost banks' earnings by 5% if it all flowed to the bottom line. In fairness, the entire 5% may not be realized because some of the savings could be passed on to customers.

On the thrift side of the coin, the effort to recapitalize the ailing Savings Association Insurance Fund has advanced. There is now legislation pending that would levy a surcharge on thrifts' deposit base in early 1996. After the one-time hit, thrifts would then see their insurance premiums drop to the same level as the banks, thus leveling the playing field. What's more, with the issue resolved, banks that have been sitting on the sidelines for much of this year should resume aggressively bidding for thrifts.

PORTFOLIO TACTICS AND OUTLOOK

In its overall strategy, the Fund continues to favor undervalued regional banks and thrifts that have solid earnings' prospects and the potential to benefit from a consolidation. A majority of the Fund's assets were invested in banks, at 57%, with 20% in thrifts and 23% in cash.

   Our stock purchases this year have fallen into several categories. First, we have increased our holdings in many mid-sized regionals -- those with $10-$30 billion in assets such as First of America, Union Planters, and AmSouth. In past years, there was little likelihood of banks in this size category being acquired. The arrival of national interstate banking and the trend toward larger mergers has made many of these banks potential acquisition targets. We doubt that many banks currently in this asset range will remain independent over the long run.

   Second, we have acquired positions in many mutual savings and loans that have recently converted to public ownership. Measured on a price-to-book value basis, this is the least expensive group in the industry. While the median publicly-traded commercial bank sells at 153% of book value, and the median thrift trades at 106% of book value, we are able to buy many of the recent conversions in the 80%-90% range. There have been so many conversions in the last two years that we think many of these stocks individually suffer from a lack of attention.

   Third, some of our recent purchases have been arbitrage positions. These are banks that are in the process of being acquired for stock. The bank being bought often trades at a significant discount to the value that will be received in the acquiring bank's stock after the merger is completed. This is a good method of buying stock in the surviving bank. In many cases we own a bank at the time of an acquisition and add to our position subsequently.

   Our biggest position as of October 31 was not a stock, but rather cash equivalents. Cash

                                   [CAPTION]

      "...RISING EARNINGS AND CONTINUED MERGER ACTIVITY BOTH BODE WELL FOR
                               STOCK PRICES ..."

                    John Hancock Funds - Regional Bank Fund

flows into the Fund have been strong all year. Recently, we have been investing about two-thirds of what we have been getting in and letting the rest accumulate. That stemmed from our experience over each of the Fund's nine previous years of operation, in which the results were better in the first half of the year than the second. Because of the nearly straight-line advance in bank stocks through mid-September, we felt it was likely that we would have a chance to buy on weakness during the last two months of the year. We generally expect to run the Fund holding no more than 10% in cash assets.

   Because of the flows of new cash into the Fund, we have not sold many of our holdings. We have sold positions in several thrifts where we felt a company buyback program was artificially holding up the stock price. We often trim or eliminate positions in companies whose prices are running up to unrealistic levels based on merger speculation. Although we believe many of our holdings will be taken over eventually, it is very difficult to pick which stock will be bought at which moment. Most media reports that try to do this are wrong, and it usually makes sense to bet against them.

   Looking ahead, we continue to see tremendous long-term value for bank and thrift stocks. The economic environment is right. The stocks remain inexpensive, trading at just 65% of the market multiple. And the fundamentals are positive for the industry's continued health.

   The investment risks traditionally associated with bank-stock investing, such as fluctuating interest rates and changing regulations, appear to be limited for now.

   Even with the inevitable short-term swings, the long-term prognosis is positive: rising earnings and continued merger activity both bode well for stock prices and attractive returns over the next several years.

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                         ONE      FIVE        TEN
                                        YEAR      YEARS      YEARS
                                        ----      -----      -----

John Hancock Regional Bank
  Fund: Class A                         20.85%   139.06%(1)   N/A

John Hancock Regional Bank
  Fund: Class B                         21.36%  319.65%     557.93%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1995

                                         ONE      FIVE        TEN
                                        YEAR      YEARS      YEARS
                                        ----      -----      -----
John Hancock Regional Bank
  Fund: Class A                         20.85%    26.23%(1)  N/A

John Hancock Regional Bank
  Fund: Class B                         21.36%   33.22%      20.75%(2)


                              NOTES TO PERFORMANCE

(1) Class A shares started on January 3, 1992.
(2) Class B shares started on October 4, 1985.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth on October 31, 1995, assuming you either had invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Regional Bank Fund
Class A shares

Line chart with the heading Regional Bank Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Regional Bank Fund on January 3, 1992, before sales charge, and is equal to $25,156 as of October 31, 1995. The second line represents the Regional Bank Fund after sales charge and is equal to $23,897 as of October 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $15,510 as of October 31, 1995.

Regional Bank Fund
Class B shares*

Line chart with the heading Regional Bank Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $65,720 as of October 31, 1995. The first line represents the value of the hypothetical $10,000 investment made in the Regional Bank Fund on October 4, 1985, before contingent deferred sales charge, and is equal to $42,070 as of October 31, 1995.

* No contingent deferred sales charge applicable.


                    JOHN HANCOCK REGIONAL BANK FUND: CLASS A

[CHART 1]

                    JOHN HANCOCK REGIONAL BANK FUND: CLASS B*

[CHART 2]

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, warrants and other
     (cost - $1,029,904,626)...................................  $1,304,825,527
   Preferred stocks (cost - $21,532,181).......................      24,301,819
   Bonds (cost - $2,689,560)...................................       3,228,780
   Joint repurchase agreement
     (cost - $262,117,000).....................................     262,117,000
   Short-term investments (cost - $138,725,952)                     138,725,952
   Corporate savings account...................................       1,058,728
                                                                 --------------
                                                                  1,734,257,806
  Receivable for investments sold..............................       4,405,000
  Receivable for shares sold...................................      16,984,325
  Dividends receivable.........................................       2,178,774
  Interest receivable..........................................         288,424
  Other assets.................................................           3,662
                                                                 --------------
                    Total Assets........ ......................   1,758,117,991
                    -----------------------------------------------------------
LIABILITIES:
  Payable for investments purchased............................      30,954,539
  Payable for shares repurchased...............................       2,434,013
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B.........................................       1,424,050
  Accounts payable and accrued expenses........................         227,013
                                                                 --------------
                    Total Liabilities..........................      35,039,615
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in..............................................   1,428,161,434
  Accumulated net realized gain on investments.................      14,650,722
  Net unrealized appreciation of investments...................     278,229,759
  Undistributed net investment income..........................       2,036,461
                                                                 --------------
                    Net Assets.................................  $1,723,078,376
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $486,630,887 / 17,931,218..........................         $ 27.14
===============================================================================
  Class B - $1,236,447,489 / 45,761,124........................         $ 27.02
===============================================================================
Maximum Offering Price Per Share*
  Class A - ($27.14 x 105.26%).................................        $ 28.57
===============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (including $168,400 received from
   affiliated issuers)...........................................  $ 27,706,275
  Interest.......................................................     7,993,341
                                                                   ------------
                                                                     35,699,616
                                                                   ------------
  Expenses:
   Investment management fee - Note B............................     7,644,892
   Distribution/service fee - Note B
     Class A.....................................................       849,533
     Class B.....................................................     7,028,080
   Transfer agent fee - Note B...................................     2,298,130
   Registration and filing fees..................................       339,298
   Custodian fee.................................................       180,577
   Trustees' fees................................................       150,112
   Printing......................................................        64,001
   Miscellaneous.................................................        39,878
   Auditing fee..................................................        34,589
   Legal fees....................................................        26,856
                                                                   ------------
                    Total Expenses...............................    18,655,946
                    -----------------------------------------------------------
                    Net Investment Income........................    17,043,670
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold..........................    14,650,736
  Change in net unrealized appreciation/depreciation
   of investments................................................   235,518,324
                    Net Realized and Unrealized                    ------------
                     Gain on Investments.........................   250,169,060
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                     Resulting from Operations...................  $267,212,730
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
                                                                                                  ---------------------------
                                                                                                       1995          1994
                                                                                                  -------------  ------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income...............................................................           $   17,043,670   $ 6,043,134
  Net realized gain on investments sold...............................................               14,650,736    11,428,717
  Change in net unrealized appreciation/depreciation of investments...................              235,518,324   ( 7,116,756)
                                                                                                 --------------  ------------
   Net Increase in Net Assets Resulting from Operations...............................              267,212,730    10,355,095
                                                                                                 --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.4773 and $0.3356 per share, respectively)............................              ( 5,715,567)  ( 2,449,060)
   Class B - ($0.3215 and $0.2112 per share, respectively)............................              ( 9,516,354)  ( 3,373,113)
  Distributions from net realized gain on investments sold
   Class A - ($0.3413 and $1.0644 per share, respectively)............................              ( 3,288,461)  ( 4,773,906)
   Class B - ($0.3413 and $1.0644 per share, respectively)............................              ( 8,137,395)  ( 8,743,106)
                                                                                                 ---------------  ------------
     Total Distributions to Shareholders..............................................             ( 26,657,777) ( 19,339,185)
                                                                                                 --------------  ------------

FROM FUND SHARE TRANSACTIONS -- NET*...................................................             743,338,429   482,203,467
                                                                                                 --------------  ------------

NET ASSETS:
  Beginning of period.................................................................              739,184,994   265,965,617
                                                                                                 --------------  ------------
  End of period (including undistributed net investment income of
   $2,036,461 and $224,712, respectively).........................................               $1,723,078,376  $739,184,994
                                                                                                 ==============  ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                            YEAR ENDED OCTOBER 31,
                                                                              ----------------------------------------------------
                                                                                        1995                       1994
                                                                               ------------------------  -------------------------
                                                                                 SHARES        AMOUNT        SHARES      AMOUNT
                                                                                ---------   -----------    ---------  ------------
CLASS A
  Shares sold...............................................                   14,505,492  $363,725,341     7,852,429  $170,793,204
  Shares issued to shareholders in reinvestment of distributions                  359,736     7,817,904       323,274     6,649,805
                                                                               ----------  ------------    ----------  ------------
                                                                               14,865,228   371,543,245     8,175,703   177,443,009
  Less shares repurchased...................................                   (7,018,102) (171,254,724)   (2,446,139)  (52,952,434)
                                                                               ----------  ------------    ----------  ------------
  Net increase..............................................                    7,847,126  $200,288,521     5,729,564  $124,490,575
                                                                               ==========  ============    ==========  ============
CLASS B
  Shares sold...............................................                   26,194,033  $658,793,433    17,745,423  $386,853,695
  Shares issued to shareholders in reinvestment of distributions                  593,436    12,598,000       519,637    10,621,844
                                                                               ----------  ------------    ----------  ------------
                                                                               26,787,469   671,391,433    18,265,060   397,475,539
  Less shares repurchased...................................                   (5,396,234) (128,341,525)   (1,862,961)  (39,762,647)
                                                                               ----------  ------------    ----------  ------------
  Net increase..............................................                   21,391,235  $543,049,908    16,402,099  $357,712,892
                                                                               ==========  ============    ==========  ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:


--------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                    ------------------------------------------------
                                                                    1995       1994       1993       1992       1991
                                                                    ----       ----       ----       ----       ----
CLASS A**
PER SHARE OPERATING PERFORMANCE

  Net Asset Value, Beginning of Period........................    $  21.52    $  21.62    $ 17.47    $ 13.47
                                                                   -------     -------     ------     ------
  Net Investment Income.......................................        0.52***     0.39***    0.26***    0.21
  Net Realized and Unrealized Gain on Investments.............        5.92        0.91       5.84       3.98
                                                                   -------     -------     ------     ------
   Total from Investment Operations...........................        6.44        1.30       6.10       4.19
                                                                   -------     -------     ------     ------
  Less Distributions:

  Dividends from Net Investment Income........................       (0.48)      (0.34)     (0.26)     (0.19)
  Distributions from Net Realized Gain on Investments Sold....       (0.34)      (1.06)     (1.69)        --
                                                                   -------     -------     -------    -------
   Total Distributions........................................       (0.82)      (1.40)     (1.95)     (0.19)
                                                                   -------     -------     ------     -------
  Net Asset Value, End of Period..............................    $  27.14    $  21.52    $ 21.62     $ 17.47
                                                                   =======     =======     ======      ======
  Total Investment Return at Net Asset Value (a)..............       31.00%       6.44%     37.45%      31.26%(b)

RATIOS AND SUPPLEMENTAL DATA

  Net Assets, End of Period (000's omitted)...................    $486,631    $216,978    $94,158     $31,306
  Ratio of Expenses to Average Net Assets.....................        1.39%       1.34%      1.35%       1.41%*
  Ratio of Net Investment Income to Average Net Assets........        2.23%       1.78%      1.29%       1.64%*
  Portfolio Turnover Rate.....................................          14%         13%        35%         53%


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                        --------------------------------------------------
                                                                        1995       1994       1993         1992      1991
                                                                        -----     ------     -------      ------    ------
CLASS B

PER SHARE OPERATING PERFORMANCE

  Net Asset Value, Beginning of Period........................        $ 21.43     $ 21.56     $ 17.44     $ 13.76   $ 8.13
                                                                       ------      ------      ------      ------    -----
  Net Investment Income.......................................           0.36***     0.23***     0.15***     0.18     0.29
  Net Realized and Unrealized Gain on Investments.............           5.89        0.91        5.83        4.56     5.68
                                                                       ------      ------      ------      ------    -----
   Total from Investment Operations...........................           6.25        1.14        5.98        4.74     5.97
                                                                       ------      ------      ------      ------    -----
  Less Distributions:

  Dividends from Net Investment Income........................          (0.32)      (0.21)      (0.17)      (0.28)   (0.34)
  Distributions from Net Realized Gain on Investments Sold....          (0.34)      (1.06)      (1.69)      (0.78)      --
                                                                       ------      ------      ------      ------    -----
   Total Distributions........................................          (0.66)      (1.27)      (1.86)      (1.06)   (0.34)
                                                                       ------      ------      ------      ------    -----
  Net Asset Value, End of Period..............................        $ 27.02     $ 21.43     $ 21.56     $ 17.44  $ 13.76
                                                                       ======      ======      ======      ======    =====
  Total Investment Return at Net Asset Value (a)..............          30.11%       5.69%      36.71%      37.20%   75.35%

RATIOS AND SUPPLEMENTAL DATA

  Net Assets, End of Period (000's omitted)...................     $1,236,447    $522,207    $171,808     $56,016  $52,098
  Ratio of Expenses to Average Net Assets.....................           2.09%       2.06%       1.88%       1.96%    2.04%
  Ratio of Net Investment Income to Average Net Assets........           1.53%       1.07%       0.76%       1.21%    2.65%
  Portfolio Turnover Rate.....................................             14%         13%         35%         53%      75%

  * On an annualized basis.
 ** Class A shares commenced operations on January 3, 1992.
*** On average month end shares outstanding.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

                                            SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

SCHEDULE OF INVESTMENTS

October 31, 1995

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                    MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES      VALUE
--------------------------                    ----------------      ------
COMMON STOCKS, WARRANTS AND OTHER
MONEY CENTER BANKS (2.29%)

  Bankers Trust New York Corp. (NY).......         50,000*       $  3,187,500
  Chase Manhattan Corp. (NY)..............        430,700          24,549,900
  First Chicago Corp. (IL)................         23,700*          1,608,637
  Morgan (J.P.) & Co., Inc. (NY)..........        131,000          10,103,375
                                                                 ------------
                                                                   39,449,412
                                                                 ------------
SUPER REGIONAL BANKS (11.14%)

  Banc One Corp. (OH).....................        345,250          11,652,187
  BankAmerica Corp. (CA)..................        420,987          24,206,752
  Bank of Boston Corp. (MA)...............        386,250          17,188,125
  Bank of New York, Inc. (NY).............        547,000          22,974,000
  Barnett Banks, Inc. (FL)................        320,000          17,680,000
  First Bank Systems, Inc. (MN)...........        160,730           7,996,317
  First Fidelity Bancorp. (NJ)............        158,000          10,329,250
  First Interstate Bancorp. (CA)..........        400,500          51,664,500
  First Union Corp. (NC)..................         26,500           1,315,062
  KeyCorp. (OH)...........................        174,905           5,903,044
  Mellon Bank Corp. (PA)..................         68,201           3,418,575
  NationsBank Corp. (NC)..................         72,000           4,734,000
  NBD Bancorp., Inc. (MI).................         43,916           1,668,808
  Norwest Corp. (MN)......................        275,500           8,127,250
  Wachovia Corp. (NC).....................         70,000           3,088,750
                                                                 ------------
                                                                  191,946,620
                                                                 ------------
REGIONAL BANKS (43.62%)

  ABC Bancorp. (GA).......................        130,000           1,755,000
  ANB Corp. (IN)..........................         41,500           1,203,500
  American Bancorp. (WV)..................         74,000           1,591,000
  AmSouth Bancorp. (AL)...................        237,293           9,462,058
  Bancfirst Corp. (OK)....................        143,000           3,181,750
  Bancorp. Hawaii, Inc. (HI)..............        618,200          20,709,700
  Bank of New Hampshire Corp. (NH)........        191,800           6,904,800
  Bank South Corp. (GA)...................        225,000           6,285,937
  Banknorth Group, Inc. (VT)..............        291,500           9,255,125
  Banponce Corp. (PR).....................        276,000*         10,660,500
  B M J Financial Corp. (NJ)..............        132,632           2,006,059
  BNH Bancshares, Inc. **(CT).............        545,000           1,021,875
  Boatmens' Bancshares, Inc. (MO).........        344,734          13,099,892
  Brenton Banks, Inc. (IA)................        176,600           3,421,625
  Bryn Mawr Bank Corp. (PA)...............         27,600           1,297,200
  BT Financial Corp. (PA).................         19,950             718,200

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE REGIONAL BANK FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES:
COMMON STOCKS, WARRANTS AND OTHER, PREFERRED STOCKS, BONDS, AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LAST.

                                                                    MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES      VALUE
--------------------------                    ----------------      ------
REGIONAL BANKS (CONTINUED)
  California Commercial
   Bankshares **(CA)......................         52,747           $ 395,602
  California State Bank (CA)..............         64,600*            904,400
  Capital Bancorp., Inc. (MO).............         97,000           3,419,250
  Carnegie Bancorp. (NJ)..................         47,250             797,344
  CB Bancshares, Inc. (HI)................         60,000           1,762,500
  CCB Financial Corp. (NC)................         56,000           2,772,000
  Central Fidelity Banks, Inc. (VA).......         25,000*            775,000
  Centura Banks, Inc. (NC)................        288,325           9,730,969
  Citizens Banking Corp. ( MI)............         38,400*          1,161,600
  CM Bank Holding Co. (LA)................          8,000             560,000
  CNB Bancshares, Inc. (IN)...............         61,245*          1,638,293
  Colonial BancGroup, Inc. (AL)...........        196,500           5,673,937
  Comerica, Inc. (MI).....................        267,798           9,004,708
  Commerce Bancshares, Inc. (MO)..........        117,763           4,416,094
  Commercial Bancshares, Inc. ** (FL).....        159,000           2,206,125
  Compass Bancshares, Inc. (AL)...........        446,500          13,841,500
  Continental Pacific Bank **(CA).........         35,020             536,244
  CoreStates Financial Corp. (PA).........        221,708           8,064,628
  Crestar Financial Corp. (VA)............        161,800           9,222,600
  CU Bancorp. (CA)........................         46,211             439,004
  Cupertino National Bancorp. (CA)........         27,277             320,504
  Dauphin Deposit Corp. (PA)..............         38,000           1,102,000
  Deposit Guaranty Corp. (MS).............        128,100           5,700,450
  Evergreen Bancorp., Inc. (NY)...........         95,350           2,002,350
  F & M National Corp. (VA)...............         83,250           1,488,094
  First American Corp. (TN)...............        512,500          22,485,937
  First of America Bank Corp. (MI)........        530,105          22,595,726
  First Citizens Bancshares, Inc.
   (Class A) (NC).........................          5,000             263,750
  First Colonial Group, Inc. (PA).........         23,000             422,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                        MARKET
ISSUER, STATE, DESCRIPTION                         NUMBER OF SHARES      VALUE
--------------------------                         ----------------    ----------
REGIONAL BANKS (CONTINUED)

  First Commerce Corp. (LA).....................       544,887         $16,891,497
  First Commercial Corp.(AR)....................       106,653           3,199,590
  First Merchants Corp. (IN)....................        22,500             579,375
  First National Bancorp. (GA)..................       199,000           5,547,125
  First Patriot Bankshares (VA).................        81,100             790,725
  First Security Corp. (UT).....................       170,000           5,567,500
  First Source Corp. (IN).......................        57,144           1,314,322
  First State Bancorp. (NM).....................        62,000             992,000
  First Tennesse National Corp.(TN).............       467,250          24,997,875
  Firstar Corp. (WI)............................       325,376          11,510,176
  FirstBanc Corp. (MI)..........................        45,203           1,141,363
  FirstMerit Corp. (OH).........................        50,000*          1,350,000
  Firstbank of Illinois Co. (IL)................        52,275           1,542,112
  FirsTier Financial, Inc. (NE).................        33,000           1,404,562
  FNB Corp. (PA)................................        50,308           1,056,459
  FNB Rochester Corp. **(NY)....................       153,737           1,210,679
  Fourth Financial Corp. (Dep Shares) (KS)......        65,000           2,080,000
  Fourth Financial Corp. (KS)...................       192,500           7,098,437
  Franklin Bank, NA (MI)........................        75,125             892,109
  Fulton Financial Corp. (PA)...................       179,114           3,895,732
  Gateway Bancorp., Inc. (KY)...................        42,500*            653,437
  Hancock Holdings Co. (MS).....................       233,000           8,329,750
  Hawkeye Bancorp. (IA).........................       151,400           3,652,525
  Hibernia Corp. (Class A) (LA).................       584,000*          5,767,000
  Hubco, Inc. (NJ)..............................       112,500           2,250,000
  Huntington Bancshares, Inc. (OH)..............        47,250           1,128,094
  Independent Bank Corp. (MA)...................       210,000           1,417,500
  Integra Financial Corp. (PA)..................       343,280          20,167,700
  Interchange Financial Services Corp.(NJ)......        90,000           1,867,500
  Intercontinental Bank (FL)....................        60,000           1,762,500
  Lafayette American Bancorp., Inc. (CT)........       306,513           2,758,617
  Liberty Bancorp., Inc. (OK)...................        15,000             543,750
  LSB Bancshares, Inc. (NC).....................        10,727             209,177
  Magna Group, Inc. (MO)........................        67,000           1,649,875
  Mark Twain Bancshares, Inc. (MO)..............        15,000*            528,750
  Marshall and Ilsley Corp. (WI)................       311,480           7,553,390
  Mercantile Bancorp., Inc. (MO)................       553,393          24,349,292
  Mercantile Bankshares Corp. (MD)..............       340,000           9,350,000
  Merchants Bancorp., Inc. (IL).................        30,800             823,900
  Meridian Bancorp., Inc. (PA)..................       355,493          15,197,326
  MetroBanCorp (IN).............................        75,000             487,500
  Michigan Financial Corp. (MI).................        61,552           1,584,964
  Michigan National Corp. (MI)..................        54,051           5,932,097
  Midlantic Corp., Inc. (NJ)....................       618,000          32,754,000
  Mississippi Valley Bancshares (MO)............        75,500           1,887,500
  Mountain Parks Financial Corp. **(Co).........        65,000           1,511,250
  National City Bancshares, Inc. (IN)...........        21,270*            983,738
  North Fork Bancorp., Inc. (NY)................       166,209           3,635,822
  North Valley Bancorp (CA).....................        51,067           1,353,276
  Old Kent Financial Corp. (MI).................       232,451           8,891,255
  One Valley Bancorp. of
   West Virginia, Inc. (WV)....................         29,000             964,250
  Pacific Bank N.A. **(CA).....................         66,923           1,154,422
  Peoples Bank Corp. of Indianapolis (IN)......         22,500             551,250
  Piedmont BankGroup, Inc. (VA)................         51,850           1,348,100
  Premier Bancorp., Inc. (LA)..................        540,800          11,289,200
  Premier Bankshares Corp. (VA)................         85,000           1,540,625
  Premier Financial Services, Inc. (IL)........        160,500           1,324,125
  Princeton National Bancorp., Inc. (IL).......         64,500           1,072,313
  Provident Bancorp., Inc. (OH)................         97,500           4,119,375
  Regions Financial Corp. (AL).................         15,000             598,125
  Republic Bancorp., Inc. (MI).................         79,910           1,018,863
  Republic New York Corp. (NY).................        358,800          21,034,650
  Riggs National Corp. **(DC)..................        335,000           4,396,875
  SC Bancorp. **(CA)...........................        219,051           1,273,234
  Seacoast Banking Corp. of Florida
   (Class A) (FL)..............................         98,500           2,413,250
  Shawmut National Corp. (MA)..................        889,541          30,133,201
  Signet Banking Corp. (VA)....................        351,000           8,336,250
  Simmons First National Corp. (AR) +..........        192,000           5,568,000
  Southern National Corp. (NC).................        636,228          16,382,871
  SouthTrust Corp. (AL)........................        640,500          16,092,563
  Southwest Bancorp., Inc. (OK)................        140,500           2,397,281
  State Financial Services Corp................
   (Class A) (WI).............................          48,000             798,000
  State Street Boston Corp. (MA)..............          25,000*            971,875
  Sterling Bancshares (TX)....................         107,150           1,848,338
  Summit Bancorp., Inc. (NJ)..................         265,500           7,533,563
  Susquehanna Bancshares, Inc. (PA)...........         152,175           4,375,031
  Texas Regional Bancshares, Inc.
   (Class A) (TX)............................          152,500           2,611,563
  Today's Bancorp., Inc. (IL)................          102,200           2,197,300
  Trico Bancshares (CA)......................           73,750           1,124,688
  Trustmark Corp. (MS).......................           72,000           1,404,000
  UJB Financial Corp. (NJ)...................          422,800          13,476,750
  Union Bank (CA)............................          132,300           6,631,538
  Union Planters Corp. (TN)..................          791,119          24,228,019
  US Bancorp. (OR)...........................          275,305           8,155,911
  USBANCORP, Inc. (PA).......................           48,000           1,548,000
  Vectra Banking Corp. **(CO)................           35,000             385,000
  Vermont Financial Services (VT)............          204,500           6,492,875
  Westamerica Bancorp. (CA)..................           67,800           2,712,000
  West Coast Bancorp., Inc. (FL).............           30,000             472,500
  West Coast Bancorp. (OR)...................           12,750*            213,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                     MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES       VALUE
--------------------------                    ----------------       ------
REGIONAL BANKS (CONTINUED)

  West One Bancorp., Inc. (ID)............         522,600*      $ 22,210,500
  Whitney Holding Corp. (LA)..............         307,500          9,532,500
  Wilmington Trust Corp. (DE).............          59,000*         1,740,500
  Zions Bancorp. (UT).....................         137,500          9,521,875
                                                                 ------------
                                                                  751,515,290
                                                                 ------------
THRIFTS (17.36%)

  ALBANK Financial Corp. (NY).............          20,000            577,500
  Allied Bank Capital, Inc. (NC)..........          91,000          2,138,500
  Ahmanson [H.F] & Co. (CA)...............         785,000*        19,625,000
  American Federal Bank FSB (SC)..........         185,000          2,728,750
  American National Savings Bank (MD).....         115,000          1,106,875
  AMFED Financial, Inc. (NV) +............         312,500          9,140,625
  Astoria Financial Corp. (NY)............         315,000         13,505,625
  Avondale Financial Corp. **(IL).........         210,000*         3,045,000
  BankUnited Financial Corp.
   (Class A) ** (FL)......................          20,000            160,000
  Bedford Bancshares, Inc. (VA)...........          30,000            540,000
  BostonFed Bancorp, Inc. ** (MA).........          34,600*           415,200
  Brooklyn Bancorp., Inc. **(NY)..........         466,200         18,356,625
  California Federal Bank **(CA)..........          58,334            860,427
  California Financial Holding Co. (CA)...         191,000          3,915,500
  Calumet Bancorp., Inc. **(IL) +.........         155,000          4,281,875
  Cameron Financial Corp. (MO)............          95,000*         1,306,250
  CB Bancorp., Inc. **(IN)................          57,870          1,012,725
  CCF Holding Co. ** (GA) +...............          75,000*           871,875
  Cenfed Financial Corp. (CA).............          30,000            697,500
  Center Banks, Inc. (NY).................          23,000            322,000
  CFX Corp. (NH)..........................          40,329            685,601
  Coast Savings Financial, Inc. **(CA)....         115,000          3,033,125
  Coastal Bancorp., Inc. (TX).............          45,000*           742,500
  Collective Bancorp., Inc. (NJ)..........         290,000*         6,851,250
  Commercial Federal Corp. (NE)...........         181,000*         5,950,375
  Community Financial Corp. ** (IL).......          15,000*           195,000
  CSB Financial Group, Inc. ** (IL).......          40,000*           370,000
  Damen Financial Corp. ** (IL)...........          25,000*           293,750
  Dime Bancorp Inc.**(NY).................         887,700          9,431,813
  Eagle Bancshares (GA)...................          52,000          1,807,000
  East Texas Financial
   Services, Inc. ** (TX).................          44,000*           704,000
  Elmira Savings Bank (NY)................          34,950            598,519
  Farmers & Mechanics Bank **(CT).........          41,300            836,325
  FFW Corp. (IN)..........................          20,000            350,000
  Fidelity Federal Bank **(CA)............         740,500*         1,481,000
  First Ashland Financial Corp. ** (KY)...          30,000*           420,000
  First Bankshares, Inc. (MO).............          40,000            670,000
  First Bell Bancorp, Inc. ** (PA)........         392,500*         5,151,563
  First Defiance Financial Corp. (OH) +...         575,500*         5,750,000
  Firstfed Michigan Corp. (MI)............          42,500          1,434,375
  First Federal Bancorp. **(MN)...........          42,000*           582,750
  First Federal Capital Corp. (WI)........          39,945            709,024
  First Financial Corp. (WI)..............         115,151          2,461,344
  First Financial Corp. of
   Western Maryland (MD)..................          65,500          1,416,438
  First Independence Corp. (KS)...........          35,500            665,625
  First Indiana Corp. (IN)................          41,166          1,029,150
  First Keystone Financial Inc. **(PA)....          43,000*           827,750
  First Mutual Bancorp, Inc. (IL).........         235,000*         2,878,750
  First Republic Bancorp., Inc. **(CA)....         229,162          2,835,880
  First Southern Bancshares, (AL).........          35,000*           516,250
  FMS Financial Corp. (NJ)................          12,000            399,000
  Fort Bend Holdings Corp. (TX) +.........          44,000            814,000
  Frankfort First Bancorp. (KY)...........         115,000*         1,437,500
  Glendale Federal Bank **(CA)............         691,900         11,070,400
  Golden West Financial Corp.(CA).........          30,000          1,503,750
  Great American Bancorp., Inc. ** (IL)...          35,000*           472,500
  Great Southern Bancorp., Inc. (MO)......          14,900            346,425
  Greenpoint Financial Corp. (NY)
   (formerly GP Financial Corp)...........       1,027,000*        27,729,000
  Harbor Federal Bancorp., Inc. (MD)......          80,000          1,180,000
  Haven Bancorp. (NY).....................         137,500          2,947,656
  HF Financial Corp. (SD).................          75,000          2,287,500
  HMN Financial, Inc. **(MN)..............         125,000          1,906,250
  Home Federal Bancorp. (IN)..............           7,500            181,875
  Home Financial Corp. (FL)...............          10,000*           152,500
  ISB Financial Corp. (NJ)................         110,000*         1,842,500
  Imperial Thrift & Loan Assn. ** (CA)....         285,000*         3,277,500
  Industrial Bancorp., Inc. (OH)..........          60,000*           798,750
  Kentucky First Bancorp., Inc. ** (KY)...          50,000*           612,500
  Klamath First Bancorp., Inc. ** (OR)....         100,000*         1,275,000
  Lakeview Financial Corp. (NJ)...........          33,000            589,875
  Landmark Bancshares, Inc. (KS)..........         110,000          1,512,500
  Leader Financial Corp. (TN).............          55,000*         1,959,375
  Logansport Financial Corp. (IN).........          50,000*           643,750
  Long Island Bancorp., Inc. (NY).........         330,000          7,548,750
  MAF Bancorp., Inc. (IL).................         168,850          4,179,038
  Marble Financial Corp. (VT).............          15,000            262,500
  Marion Capital Holdings, Inc. (IN)......          72,500          1,413,750
  Marshalltown Financial Corp. **(IA).....          20,000            295,000
  MassBank Corp. (MA).....................          35,000          1,098,125
  MFB Corp. **(IN)........................         100,000          1,525,000
  MLF Bancorp., Inc. (PA).................          55,000          1,237,500
  Mississippi View Holding Co. ** (MN)....          50,000*           575,000
  Morgan Financial Corp. (CO) +...........          21,000            456,750
  Monterey Bay Bancorp., Inc. **(CA)......         100,000*         1,200,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                     MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES       VALUE
--------------------------                    ----------------       ------
THRIFTS (CONTINUED)

  MSB Bancorp., Inc. (NY)...................        20,000       $     370,000
  Northeast Indiana Bancorp., Inc. (IN).....        37,000*            462,500
  Palfed, Inc. **(SC).......................       208,000           2,704,000
  Pennfirst Bancorp., Inc. (PA).............        81,290           1,056,775
  Permanent Bancorp., Inc. (IN).............       108,500           1,763,125
  Potters Savings & Loan Co. (OH)...........        25,000*            428,125
  PVF Capital Corp. ** (OH).................        18,150*            279,056
  QCF Bancorp., Inc. ** (MN)................        50,000*            731,250
  River Bank America, Inc. **(NY)...........       150,000           1,087,500
  Roosevelt Financial Group, Inc. (MO)......     1,044,623          16,844,546
  SFS Bancorp., Inc. ** (NY)................        45,000*            556,875
  Sobieski Bancorp., Inc. ** (IN)...........        40,000*            490,000
  Southern Banc Co, Inc. ** (AL)............        30,000*            375,000
  Southern Financial Federal
   Savings Bank (VA) +......................        68,272           1,041,140
  Southern Missouri Bancorp., Inc.(MO)......        70,000           1,172,500
  Sovereign Bancorp. (PA)...................        26,772             264,373
  Springfield Institution For
   Savings **(MA)...........................       102,500*          1,575,937
  Standard Financial., Inc. ** (IL).........       170,000*          2,337,500
  Sterling Financial Corp. **(WA)...........       150,378           2,030,096
  Tappan Zee Financial., Inc. ** (NY).......        12,500*            150,000
  TCF Financial Corp. (MN)..................        63,413           3,725,514
  Teche Holding Co. (LA)....................        35,000*            472,500
  TeleBanc Financial Corp. **(VA)...........       100,000             650,000
  Texarkana First Financial Corp. ** (AR)...        96,800*          1,331,000
  Virginia First Financial Corp.(VA)........       130,000           2,957,500
  Washington Federal., Inc, (WA)............       153,500*          3,511,312
  Washington Mutual Savings Bank (WA).......       615,000          15,836,250
  WesterFed Financial Corp. (MT)............       230,000           3,766,250
  WSFS Financial Corp. **(DE)...............       129,400           1,132,250
                                                                 -------------
                                                                   299,121,402
                                                                 -------------
OTHER - FINANCIAL (1.15%)

  Allmerica Financial Corp. **..............        20,000*            502,500
  Capital One Financial Corp................       332,000*          8,134,000
  Donaldson Lufkin & Jenrette., Inc. **.....        20,000*            595,000
  Financial Security Assurance
   Holdings Ltd.............................        10,000             260,000
  First Merchants Acceptance Corp. **.......       159,000*          3,279,375
  First Washington Realty Trust.............        79,470           1,390,725
  KBK Capital Corp. **......................        19,000             114,000
  Lomas Financial Corp. **..................       180,000               2,808
  PMC Capital, Inc..........................        25,000             309,375
  Prime Residential, Inc....................        70,000           1,225,000
  Prime Retail, Inc.........................        15,000             186,562
  Union Acceptance Corp. **.................       165,000*          2,598,750
  WFS Financial, Inc. **....................        74,500*          1,238,562
                                                                 -------------
                                                                    19,836,657
                                                                 -------------
WARRANTS (0.17%)

  Carnegie Bancorp. **(NJ)..................        29,000             108,750
  Glendale Federal Bank **(CA)..............       400,000           2,800,000
                                                                 -------------
                                                                     2,908,750
                                                                 -------------
OTHER (0.00%)

  California Federal Bank **(CA)
   Goodwill Litigation Security.............        10,833*             47,396
                                                                 -------------
                        TOTAL COMMON STOCKS,
                          WARRANTS AND OTHER
                       (Cost $1,029,904,626)        (75.73%)     1,304,825,527
                                                 ---------       -------------

PREFERRED STOCKS
  California Federal Bank, Ser B,
   10.625% (CA).............................        13,333           1,439,964
  Chevy Chase Savings, 13.00% (MD)..........        50,000           1,562,500
  Community Bank, Ser B, 13.00% (CA)........        40,000           1,000,000
  FirstFederal Financial Corp., Ser A,
   7.00% (OH)...............................        10,000             513,750
  First Nationwide Bank, 11.50% (CA)........        30,000           3,405,000
  First Washington Realty Trust, Ser A,
   9.75% (MD)...............................       113,498           2,553,705
  Glendale Federal Bank, Ser E,
   8.75% (CA)...............................       100,000           4,212,500
  National City Corp., 8.00% (OH)...........         7,000             516,250
  Prime Retail Inc., Ser B, 8.50% (MD)......       150,000           2,868,750
  Riggs National Corp., Ser B,
   10.75% (DC)..............................        64,300           1,800,400
  River Bank America Inc., Ser A,
   15.00% (NY)..............................        10,000             225,000
  Roosevelt Financial Group, Inc.,
   Ser F, 6.50% (MO)........................        16,000             952,000
  Southern National Corp., Ser A,
   6.75% (NC)...............................        50,000           1,912,500
  Southwest Bancorp., Inc. Ser A,
   9.20% (OK)...............................        20,000*            540,000
  Suncoast Savings and Loan Assn.,
   Ser A, 8.00% (FL)........................        28,000             374,500
  Washington Mutual Savings Bank,
   Ser D, 6.00% (WA)........................         4,000             425,000
                                                                 -------------
                      TOTAL PREFERRED STOCKS
                          (Cost $21,532,181)         (1.41%)        24,301,819
                                                 ---------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                        INTEREST      PAR VALUE         MARKET
ISSUER, STATE, DESCRIPTION                RATE     (000'S OMITTED)       VALUE
--------------------------              --------   ---------------      ------
BONDS
  Bank of New York, Inc.
   Conv Note 08-15-01................   7.50%           200          $      438,000
  Susquehanna Bancshares, Inc.
   Conv Sub Deb 02-01-05.............   9.00           2000*              2,230,780
  Sierra Tahoe Bancorp.
   Conv Sub Deb 02-01-04.............   8.50            500                 560,000
                                                                     --------------
                          TOTAL BONDS
                    (Cost $2,689,560)                 (0.19%)             3,228,780
                                                       ----          --------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (15.21%)
  Investment in a joint repurchase
   transaction agreement with
   SBC Capital Markets Inc.,
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond,
   8.75%, due 05-15-17 and
   U.S. Treasury Note, 5.75%
   due 9-30-97)......................   5.89        262,117             262,117,000
                                                                     --------------

SHORT-TERM NOTES (8.05%)
  American Telephone & Telegraph Co.
   due 11-21-95......................   5.73         10,000               9,968,167
  Federal Farm Credit Bank
   due 11-1-95.......................   5.73         13,000              13,000,000
  GTE North Inc.
   due 11-8-95.......................   5.79            795                 794,105
  GTE North Inc.
   due 11-9-95.......................   5.79            495                 494,363
  GTE Northwest Inc.
   due 11-14-95......................   5.73            141                 140,708
  International Business Machines
   due 11-6-95.......................   5.70         10,000               9,992,083
  Melville Corp.
   due 11-7-95.......................   5.75          2,200               2,197,892
  Melville Corp.
   due 11-13-95......................   5.75         10,000               9,980,833
  Melville Corp.
   due 11-27-95......................   5.73          5,000               4,979,308
  Merrill Lynch & Co., Inc.
   due 11-3-95.......................   5.73          5,000               4,998,408
  Merrill Lynch & Co., Inc.
   due 11-20-95......................   5.73         20,000              19,939,517
  Merrill Lynch & Co., Inc.
   due 11-22-95......................   5.73         10,000               9,966,575
  Merrill Lynch & Co., Inc.
   due 11-29-95......................   5.75         15,000              14,932,917
  Merrill Lynch & Co., Inc.
   due 11-30-95......................   5.73         15,000              14,930,763
  Merrill Lynch & Co., Inc.
   due 12-1-95.......................   5.74          5,000               4,976,083
  Merrill Lynch & Co., Inc.
   due 12-8-95.......................   5.70         10,000               9,941,417
  Pacific Gas & Electric Co.
   due 11-7-95.......................   5.75          7,500               7,492,813
                                                                     --------------
                                                                        138,725,952
                                                                     --------------

CORPORATE SAVINGS ACCOUNT (0.06%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%................                                     1,058,728
                                                                     --------------
         TOTAL SHORT-TERM INVESTMENTS
                  (Cost $401,901,680)                (23.32%)           401,901,680
                                                    -------           -------------
                    TOTAL INVESTMENTS               (100.65%)        $1,734,257,806
                                                    =======          ==============


 * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

 + Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. Investments in affiliates at October 31, 1995 were as follows:

   AFFILIATE                                    COST       DIVIDEND INCOME
   ---------                                    ----       ---------------
   AMFED Financial, Inc. (NV)..............  $7,145,000      $57,050
   CCF Holding Co. (GA)....................     858,750           --
   Calumet Bancorp., Inc. (IL).............   3,544,063           --
   First Defiance Financial Corp. (OH).....   5,995,000           --
   Fort Bend Holdings Corp. (TX)...........     493,225       12,320
   Morgan Financial Corp. (CO).............     333,500       46,200
   Simmons First National Corp. (AR).......   4,989,500       35,700
   Southern Financial Federal Savings
     Bank (VA).............................     686,598       17,130

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

NOTE A --

ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Regional Bank Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Sovereign U.S. Government Income Fund, John Hancock Sovereign Achievers Fund, and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund and John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. After the close of business on July 22, 1994, the Fund was closed to new shareholders. The Fund was re-opened to new shareholders on December 27, 1994. Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund


DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --

MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, JH Funds received net sales of $8,366,103 with regard to sales of Class A shares. Out of this amount, $1,308,517 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $6,381,071 was paid as sales commissions to unrelated broker-dealers, and $676,425 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $1,931,207.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.15% and 0.18% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds-- Regional Bank Fund


transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $508,692 for Class A and $1,348,550 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

   Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $523,319,885 and $117,639,958, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $1,455,217,203. Gross unrealized appreciation and depreciation of investments aggregated $285,811,043 and $7,829,168, respectively, resulting in net unrealized appreciation of $277,981,875.

                     John Hancock Funds - Regional Bank Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Regional Bank Fund and the
Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") (formerly known as John Hancock Freedom Regional Bank Fund) (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1995.

   The Fund designated distributions to shareholders of $7,449,114 as a long term capital gain dividend. These amounts were reported on the 1994 U.S. Treasury Department Form 1099-DIV. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995 and payable December 28, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

   For the fiscal year ended October 31, 1995, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

                                      NOTES

                     John Hancock Funds - Regional Bank Fund

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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]


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   This report is for the information of shareholders of the John Hancock
Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                            JHD 0100A 10/95
                                                                      12/95